UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials under § 240.14a-12

S&P Global Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No Fee Required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

www.investorvote.com/spgi Step 1: Go to www.investorvote.com/spgi Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/spgi or scan the QR code — login details are located in the shaded bar below. The Sample Company 2024 Annual Meeting Notice 03YJYE + + Important Notice Regarding the Availability of Proxy Materials for the S&P Global Inc. Annual Meeting of Shareholders to be Held on May 1, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Obtaining a Printed Copy of the Proxy Materials – If you want a printed copy of the proxy materials mailed to you, please make your request on or before April 23, 2024 to facilitate timely delivery. Please follow the instructions on the reverse side of this Notice. There is no charge to you. 2NOT Easy Online Access — View your proxy materials and vote. You can help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request electronic delivery, you will receive an email with a link to view the current meeting materials online. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/spgi — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials S&P Global Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you are requesting that a paper copy of the annual meeting materials be mailed to you. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 23, 2024. RETAIN THIS NOTICE TO ATTEND THE VIRTUAL ANNUAL MEETING ONLINE S&P Global Inc. Annual Meeting of Shareholders at 8:30 a.m. EDT on Wednesday, May 1, 2024 S&P Global’s Annual Meeting of Shareholders will be held in a virtual-only format. To attend, go online to https://meetnow.global/MM7UHQT At the website, choose the option to enter the virtual meeting as a “Shareholder” and provide the 15-digit number printed in the circled area located on the reverse side of this Notice. Shareholders who enter as such can vote* their proxy during the meeting and ask questions. A “guest” option will also be made available for listen-only access. (see reverse side for instructions to vote online) 2024 Annual Meeting Notice The Board of Directors recommend a vote FOR each Director Nominee listed below and FOR Proposals 2, 3 and 4. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. 1. Election of Directors: 01 - Marco Alverà 05 - Stephanie C. Hill 09 - Maria R. Morris 02 - Jacques Esculier 06 - Rebecca Jacoby 10 - Douglas L. Peterson 03 - Gay Huey Evans 07 - Robert P. Kelly 11 - Richard E. Thornburgh 04 - William D. Green 08 - Ian P. Livingston 12 - Gregory Washington 2. Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in the Proxy Statement; 3. Approve the Company’s Director Deferred Stock Ownership Plan, as Amended and Restated; 4. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2024; 5. Consider any other business, if properly raised. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE BY MAIL. * 401(k) and ESPP plan participants must vote by 5:00 p.m. (EDT) on April 29, 2024. Plan shares cannot be voted during the Annual Meeting.